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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                         KENTUCKY FIRST FEDERAL BANCORP
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)



            UNITED STATES                            TO BE APPLIED FOR
----------------------------------------    ------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


216 W. MAIN STREET, FRANKFORT, KENTUCKY                   40602
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(Address of principal executive offices)                (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act: NONE
                                                                  ----

      If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.
[ ]

      If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.
[X]

      Securities Act registration statement file number to which this form relates: 333-119041.

Securities to be registered pursuant to Section 12(g) of the Act:

                     COMMON STOCK, PAR VALUE $.01 PER SHARE
                     --------------------------------------
                                (Title of class)





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ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

      Incorporated by reference to the portion of the Prospectus under the heading "Description of Kentucky First Capital Stock," filed on September 16, 2004 as part of the Registrant's Registration Statement on Form S-1, No. 333-119041, as amended.

ITEM 2.     EXHIBITS.

      1. Copies of all constituent instruments defining the rights of all the holders of each class of such securities, including any contracts or other documents which limit or qualify the rights of such holders.

            (a)   Charter

                  Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, No. 333-119041, filed on September 16, 2004, as amended.

            (b)   Bylaws

                  Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, No. 333-119041, filed on September 16, 2004, as amended.

            (c)   Plan of Reorganization

                  Incorporated by reference to Exhibit 2.1 to the Registrant's Registration Statement on Form S-1, No. 333-119041, filed on September 16, 2004, as amended.

            (d)   Stock Issuance Plan

                  Incorporated by reference to Exhibit 2.2 to the Registrant's Registration Statement on Form S-1, No. 333-119041, filed on September 16, 2004, as amended.

      2. A copy of the security to be registered hereunder is incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1, No. 333-119041, filed on September 16, 2004, as amended.



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                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    KENTUCKY FIRST FEDERAL BANCORP
                                    ------------------------------
                                    (Registrant)



Date: February 23, 2005             By: /s/ Tony D. Whitaker
                                        ----------------------------------------
                                        Tony D. Whitaker
                                        Chief Executive Officer